As filed with the Securities and Exchange Commission on February 5, 2002.

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): JANUARY 29, 2002



                              STARBASE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                     0-25612                  33-0567363
(State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                   Identification No.)


             4 HUTTON CENTRE DRIVE, SUITE 800
             SANTA ANA, CALIFORNIA                            92707-8713
             (Address of Principal Executive Offices)         (Zip Code)

                                 (714) 445-4400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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         This  Current  Report on Form 8-K is filed by StarBase  Corporation,  a
Delaware corporation, in connection with the matters described herein.

ITEM 5.  OTHER EVENTS

On January 29, 2002, Starbase Corporation announced a settlement for an early termination of an office that was assumed in the worldweb.net acquisition. The size of the facility was much greater than was needed by Starbase. The company will achieve material cost savings over the remaining term of the lease that was approximately eight years. In consideration for the early termination, Starbase agreed to forfeit its cash deposit and to leave excess office furniture. A copy of a press release is attached to this Current Report and incorporated herein and made a part hereof as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.
         --------

99.1     Press Release, dated January 29, 2002, issued by Starbase Corporation.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 11, 2002                      STARBASE CORPORATION



                                                By:  /s/ Douglas S. Norman
                                                     ---------------------------
                                                     Douglas S. Norman
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION OF DOCUMENT
----------            -----------------------

99.1                  Press Release, dated January 29, 2002, issued by Starbase
                      Corporation.


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